[VANGUARD PRIMECAP FUND LOGO]

ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard/PRIMECAP Fund and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

         As a shareholder of the Fund since its inception and as Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

         I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

[FIGURE 1]

         As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

         In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.

                                           /s/ JOHN C. BOGLE


VANGUARD/PRIMECAP FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL BY INVESTING IN COMMON STOCKS SELECTED ON THE BASIS OF GREATER-THAN-AVERAGE EARNINGS GROWTH POTENTIAL, CONSISTENCY OF EARNINGS GROWTH, AND QUALITY OF MANAGEMENT.

                              CHAIRMAN'S LETTER

FELLOW SHAREHOLDER:

Vanguard/PRIMECAP Fund began its second decade with an excellent return of +35.5% for 1995. This gain was achieved in the most powerful stock market in nearly four decades, making equities clearly the best asset class in which to have been invested over the past year.

         The table below reflects our fine absolute performance and also compares our total return (capital change plus reinvested dividends) with that of the unmanaged Standard & Poor's 500 Composite Stock Price Index and the average growth mutual fund. In a year in which large-capitalization stocks led the market, we gave the large-cap, blue-chip Index a run for its money. We also outpaced our mutual fund peer group by a handsome margin.


------------------------------------------------------------------------------
                                                                Total Return
                                                             -----------------
                                                                 YEAR ENDED
                                                             DECEMBER 31, 1995
------------------------------------------------------------------------------
VANGUARD/PRIMECAP                                                  +35.5%
------------------------------------------------------------------------------
AVERAGE GROWTH MUTUAL FUND                                         +30.8%
STANDARD & POOR'S 500 STOCK INDEX                                  +37.6
------------------------------------------------------------------------------

The Fund's total return is based on net asset values of $19.98 per share on December 31, 1994, and $26.23 on December 31, 1995, with the latter figure adjusted to take into account the reinvestment of our annual dividend of $.22 per share from net investment income and two distributions totaling $.59 per share from net capital gains, nearly all of which were realized during the calendar year.

THE STOCK MARKET IN 1995

The great bull market in stocks we enjoyed during the year was virtually uninterrupted, as stock prices rose in eleven of the past twelve months. The dimension of the increase was close to record breaking, delighting the bulls even as it astonished the bears. By year's end, the Standard & Poor's 500 Index had generated a total return of +37.6%--its best year since 1958.

         There were, as always, many opinions as to the source of the surprising strength in the stock market. In my view, it resulted from a combination of: (1) record-breaking corporate profits; (2) a growing speculative fever in the marketplace, especially during the final weeks of the year; and (3) a sharp decline in long-term interest rates. The rise in corporate profits was particularly striking. It's estimated that operating earnings for the companies in the Standard & Poor's 500 Index increased about +15% in 1995, after already rising +16% in 1994. (Since 1926, earnings growth has averaged less than +7% per year.) If there is a cautionary signal in this boom in profits, it is that the two-year cumulative earnings growth of +33% has been accompanied by dividend growth of only +11%.

         This subdued dividend growth in the face of sharply higher stock prices resulted in a decline in the yield on the Index to 2.2%, the lowest level on record. Nonetheless, the Wall Street chorus sings "this time it's different." Dividend yield and earnings growth--the two fundamentals of stock returns--are clearly taking a back seat to the market's high valuation of the long-term fundamentals. This is called "speculation," and it is hardly an inconsequential component of 1995's high returns on stocks. So, as 1996 begins, we face an environment that is surely sobering.

         A huge decline in interest rates during the year not only set bond prices afire, but also provided a major stimulus to the stock market. The yield of the Lehman Long-Term Corporate Bond Index declined from 8.9% to 6.9% during our 1995 fiscal year, even below its level of 7.1% at the start of 1994. The 1995 decline drove long-term bond prices up by fully +19%, resulting in a total return (including the interest coupon) of +28%--remarkably competitive with the return on stocks. Short-term rates also declined as the Federal Reserve reduced the Federal funds rate (the rate at which banks borrow from one another) in July and again in December. On balance during the year, the yield on the U.S. Treasury bill eased from 5.6% to 5.0%.

This improvement in the actual (and expected) interest rate environment was caused

[FIGURE 2]

largely by a measurable softening in the growth of the U.S. economy, perhaps with further weakness to come. A sluggish economy, in turn, engendered continued optimism about the benign outlook for inflation. Indeed, the Consumer Price Index (CPI) was quite well-behaved in 1995, rising by but +2.6%, its smallest increase since 1986. Investors should carefully ponder the extent to which today's high growth rate of corporate earnings is likely to be sustained in a slowing economy.

THE 1990S SO FAR

During the past year, growth stocks (return of +38.1%) and value stocks (+37.0%) were relatively equal participants in the great bull market. So far during the 1990s, as shown in the chart above, there was little overall difference between the two investment styles, despite some considerable year-to-year variations.

         You will note that, during this six-year period, the average annual rates of return of the two groups of stocks were virtually identical: +13.3% for the Standard & Poor's Growth Index and +12.6% for the Standard & Poor's Value Index. (Each Index represents about 50% of the total market capitalization of the Standard & Poor's 500 Index.) Since this long-term congruence conceals significant annual variations, we have also shown the year-by-year total returns of the two Indexes. Please note especially the enormous disparity of returns in 1993 (Growth Index +2%; Value Index +19%). Note also that the Growth Index was the better performer in four of the remaining five years.

         What should you make of these numbers? I suggest that you consider my comments in our 1994 Annual Report: "This outcome suggests the wisdom of consistently sticking to your objectives, rather than endeavoring (fruitlessly, I believe) to switch back and forth between these two market segments in the search for higher returns. Put another way, most investors would benefit by 'staying the course' that best meets their needs, whether in growth stocks or value stocks, or some steady mix of the two."

         I should add that the extraordinary gains achieved by stocks in the great bull market of 1995 have materially added to the total return of the Standard & Poor's 500 Index so far during the 1990s. One year ago, the five-year return on the Index averaged just +8.7% annually. When we tack on an ebullient 1995, the six-year return rises sharply, to +13.1%. These two returns, in substance, nicely bracket the +10.7% long-term (since 1926) annual return on stocks. In any event, I would be very surprised if the decade of the 1990s, when it comes to its conclusion, will have matched the average return on stocks of +17.5% per year during the Golden Eighties.

THE FUND IN 1995

In a very strong market for the large blue-chip stocks, we are pleased that the total return of PRIMECAP Fund proved so competitive with that of the Standard & Poor's 500 Index. Indeed, despite the fact that only about 60% of our assets was invested in stocks represented in the Index, the return on the stock portion of our portfolio substantially exceeded the Index return. But, our cash reserves position, which averaged about 13% during the year (somewhat above normal for the Fund) eroded our performance edge.

         Within the stock component, our solid margin over the Index was achieved, not so much by our heavy commitment to the technology group (35% of our assets versus 11% for the Index), but by our adviser's fine selection of individual technology issues that outpaced the overall group. Technology stocks, by the way, after strongly leading the market through mid-September, fell back in the final months of the year, providing a total return roughly equal to that of the 500 Index for the full year. Both our underweighting in the lagging consumer stocks and good selections of airline stocks also gave us a positive thrust, but one that was largely offset by our poor choices of financial stocks.

         We are especially proud of the drubbing (there is really no other word for it) we gave the average growth mutual fund, exceeding its return of +30.8% by nearly five full percentage points. Three notable factors were major contributors to our edge: (1) our oversized technology position, peppered with well-selected stocks; (2) our virtual non-participation in the lagging energy group, compared to a position of about 5% for our peers; and (3) a modest position in cyclical stocks (12% of our net assets versus 16% for our peers), another lagging group in which our stock selections were notably good. In a sense, it was a "stock picker's year," and our investment adviser, PRIMECAP Management Company, picked them well.

         No review of 1995 would be complete without mention of our decision to close PRIMECAP Fund to new investors on March 7, 1995. Given the Fund's excellent record during its first decade of operations, along with our outstanding technology-driven returns during the early months of 1995, cash inflows virtually exploded. We saw no end in sight for this avalanche and were motivated solely by what we perceived as our fiduciary duty to existing shareholders.

         In our judgment, a premature announcement of the closing would have made a tough situation even worse. We do regret our inability to accommodate shareholders of other Vanguard Funds. Since our decision was made, PRIMECAP's cash inflow has declined to a reasonable level. With investors still permitted to add up to $25,000 per calendar year to their current holdings, the Fund has continued to

[FIGURE 4]

Average Annual Total Returns--Periods Ended December 31, 1995

                                     1 Year        5 Years        10 Years
--------------------------------------------------------------------------
PRIMECAP FUND                        +35.48%        +20.92%       +15.51%
AVERAGE GROWTH FUND                  +30.79         +15.73        +12.36
STANDARD & POOR'S 500 INDEX          +37.58         +16.59        +14.86

Note: Past Performance is not predictive of future performance.

grow at a healthy pace. The extraordinary 1995 return realized by the Fund, in combination with steady cash inflows, resulted in an increase in net assets from $1.6 billion to $3.2 billion during the year.

THE PERSPECTIVE OF A DECADE

PRIMECAP Fund's outstanding return in 1995 added a modest increment to our superiority over the average growth fund. As shown in the chart on the previous page, we have experienced our ups and downs during the past decade but, on balance, have provided returns that were far superior to industry norms. What is more, we were among a relatively small number of growth funds in operation for the full decade that succeeded in outpacing the returns of the ever-tough Standard & Poor's 500 Index. There were but 154 growth funds in operation ten years ago (now there are 646 growth funds!), and only 32 of them--including PRIMECAP--outpaced the Index. This table summarizes our ten-year record:


----------------------------------------------------------
                                       TOTAL RETURN*
                               ---------------------------
                                   DECEMBER 31, 1985, TO
                                     DECEMBER 31, 1995
                               ---------------------------
                                               FINAL VALUE
                               AVERAGE          OF INITIAL
                               ANNUAL           INVESTMENT
                                RATE            OF $10,000
----------------------------------------------------------
PRIMECAP FUND                  +15.5%              $42,300
----------------------------------------------------------
AVERAGE GROWTH FUND            +12.4%              $32,080
STANDARD & POOR'S 500 INDEX    +14.9                39,950
----------------------------------------------------------

*Assumes reinvestment of all income dividends and capital gains distributions.

It should go without saying that the returns reflected in the table are merely history. Future returns of the Fund--both on an absolute basis and relative to the average growth fund and the Index--are unpredictable, and may be better or worse than those shown in the table.

         Our competitive superiority over the decade resulted in a large financial advantage for our shareholders. An initial investment of $10,000 in PRIMECAP at the beginning of the decade was valued at $42,300 at its conclusion. The average growth fund had a final value of $32,080. That is an additional value for PRIMECAP shareholders of fully $10,220, an amount equal to more than 100%(!) of the initial investment. Thus, the table offers a fair and crystal-clear example of the miraculous power of compounding combined with the special investment skills of our adviser.

         Outpacing the Standard & Poor's 500 Index is, as noted above, no mean achievement. The Index, as you know, is a theoretical construct, incurring none of the advisory fees, operating expenses, and transaction costs that must be borne--to one extent or another--in the real world in which mutual funds must operate. For Vanguard, the trick, as it were, is to identify investment advisers who have sufficient skills to more than compensate for these costs. And that is precisely what PRIMECAP Management Company has accomplished for the Fund.

IN SUMMARY

When I wrote to you in our 1994 Annual Report, after a tough and bumpy ride in a lackluster year, I warned you that "the stock market is surely due for its share of difficult bumps along the way during the next few years." As 1995 was to turn out, I hardly could have been more wide of the mark. Whether 1996 or even 1997 will confirm my caution remains to be seen.

         To state the obvious, 1995 was an extraordinarily bountiful year for the shareholders in PRIMECAP Fund. We should all take (only) a moment to bask in the light of the generous rewards we earned. We should also recognize, however, that the financial markets are never a "one-way street," and the risks that exist today in the stock market may well come home to roost in 1996 and erode our 1995 bounty. Put even more bluntly, our shareholders enjoyed an enhancement of almost +36% in value during the year. With this gain now behind us, even a significant market decline seems unlikely to take shareholders back to where we were--presumably with satisfaction--just one year ago.

         Under these circumstances, what course of action should shareholders of PRIMECAP Fund follow? In our Annual Report a year ago, under very different circumstances, I urged you to "stay the course" despite the lackluster returns provided by equities during the year. Today, you should recognize that, despite the short-term risks of investing, the biggest long-term risks are: (1) failing to invest in stocks at all; and
(2) following an erratic and ever-changing course. For our part, we intend to maintain the Fund's goal of long-term capital growth that has been in place since we began operations in 1984. "Stay the course" proved wise counsel a year ago; I reiterate it today.

Sincerely,

/s/ JOHN C. BOGLE
---------------------
John C. Bogle
Chairman of the Board

January 11, 1996

Note: Mutual fund data from Lipper Analytical Services, Inc.

                          AVERAGE ANNUAL TOTAL RETURNS


THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED DECEMBER 31, 1995) ARE AS FOLLOWS:

                                                                       10 YEARS
                                                              --------------------------
                              INCEPTION                       TOTAL     CAPITAL   INCOME
                                DATE      1 YEAR   5 YEARS    RETURN    RETURN    RETURN
                              ---------   ------   -------    ------    ------    ------
VANGUARD/PRIMECAP FUND         11/1/84    +35.48%   +20.92%   +15.51%   +14.48%   +1.03%

ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                       REPORT FROM THE INVESTMENT ADVISER

During 1995, PRIMECAP Fund's total return of +35.5% lagged the +37.6% return for the unmanaged S&P 500 Index, ending a string of five consecutive years in which the Fund's performance exceeded this benchmark. In an absolute sense, the returns enjoyed in the stock market throughout 1995 were spectacular. The United States was the best performing stock market (in local currency terms) of the 28 countries in the Dow Jones World Stock Index. The S&P 500's +37.6% return was the greatest seen since 1958. For the first time in history, the Dow Jones Industrial Average gained more than 1000 points in a single year, scaling both the 4000 and 5000 levels.

         Throughout 1995, economic growth slowed, and the threat of inflation diminished. This triggered a huge rally in the bond market. At year end, 30-year U.S. Treasury bonds yielded 5.9%, a 26-month low, and down from 7.9% at the year's inception. The Federal Reserve became comfortable with the notion that inflation does not pose a problem in the near term. After more than a year of tightening, the Fed reversed course and cut the Federal funds rate by 25 basis points on two occasions during 1995.

         In our view, the three primary catalysts in this year's market advance were lower interest rates, strong corporate earnings, and the change in behavior at the Federal Reserve. Lower interest rates are generally reflected in higher valuations for equities. This was certainly the case in 1995. Robust gains in corporate earnings, driven by a combination of growth and cost cutting, were also a critical factor. Finally, the change in posture by the Federal Reserve was psychologically important to investors. It was an indication that the Fed is receptive to playing a stimulative role should the economy show further signs of faltering.

         Although we are pleased with the absolute returns generated for shareholders in 1995, we are disappointed with our relative results. All year, we held 10% to 15% of the Fund's assets in cash. We believed this was prudent and afforded us the flexibility to buy stocks should a significant correction have occurred. However, holding cash carries a performance penalty when the return on stocks exceeds that of cash. This was the case in 1995. The equity portion of the Fund actually outperformed the S&P 500 by several percentage points.

         Despite the cash reserve, the Fund outperformed the S&P 500 in each of the first three quarters. Through nine months, the Fund enjoyed an advantage of more than +6% versus the Index. In the fourth quarter, however, the Fund lost this entire margin and a little more. During the quarter, concern mounted that economic growth was slowing. Consequently, economically sensitive stocks were pummeled. The Fund's holdings in technology, transportation, basic materials, and consumer cyclicals all posted losses versus a +6% gain in the S&P 500. Stocks in these sectors represent more than two-thirds of the Fund's equity holdings. Market leadership swiftly shifted to perceived "safe stocks." Consumer staples, health care, utilities, and energy stocks outperformed the S&P 500 during the quarter.

         As in the fourth quarter, a flight to safety may be the correct course of action in the near term. Going forward, however, we expect this strategy will prove less successful. In our opinion, the valuations of defensive stocks are rich, and the growth prospects are modest. Conversely, the valuations of technology and industrial stocks seem reasonable, and the growth prospects are attractive. Furthermore, we believe the economic slowdown will be a mild one. This should benefit economically sensitive stocks in which the Fund is heavily weighted.

         Reviewing the year in its entirety, health care was the strongest sector in the market, up +58.2%. Owing to outstanding stock selection of pharmaceutical and medical device stocks, the Fund's health-care holdings appreciated +90.8%. In response to a more difficult environment, the pharmaceutical industry is undergoing a period of rapid consolidation. The strong companies are getting stronger and demonstrating an ability to trim costs from their operations. Eli Lilly & Company, Pharmacia & Upjohn, and Johnson & Johnson are benefiting from this trend. Innovative products from device companies like Guidant and Medtronic continue to offer new and cost-effective solutions to medical problems. The Fund has maintained a market weighting in health care.
                                                                     (continued)

         Once again, technology stocks contributed meaningfully to our annual results. The Fund's holdings increased +44.2%. In the final months of the year, however, market momentum turned precipitously away from technology. Several companies reported earnings shortfalls, fanning fears of deceleration in the personal computer and cellular businesses and excess capacity in the semiconductor industry.

         We believe that growth has indeed moderated from unsustainably high rates in some key industries. However, we believe the growth rate in the intermediate term is attractive. Semiconductor capacity has begun to come on stream, reflecting the extraordinary growth experienced during the last three years, but at a rate well below historic peak levels. Global semiconductor industry revenues grew +40% in 1995 to $154 billion. Considerable new capacity is required to accommodate the $30 to $45 billion in incremental revenues expected in 1996.

         Shortages of several key components over the last couple of years have constrained electronic products manufacturers' ability to meet all customer demands and have kept product prices artificially high. This is neither normal nor constructive for the business. Ideally, the capital additions will return the industry to traditional "learning curve" pricing of 10% to 15% declines each year versus the flattish pricing experienced for the last two years. This should stimulate the end markets for electronic products.

         Our weakest relative performance in 1995 was in financial stocks. The sector gained +53% for the year, second only to health care. Our selections were poor, increasing only +28%. We have maintained a market weighting in the sector.

         As we look toward 1996, we do so with caution. According to Ned Davis Research, Inc., this is the longest run ever for the Dow Jones Industrial Average without a -10% correction. The economy has undeniably slowed, and earnings disappointments are forthcoming. This is rarely positive for stock prices. Following a year of excellent equity returns, it is likely that we could see a correction. However, we believe that if excesses existed in some of the Fund's holdings, the fourth quarter deflated these to some degree. In our judgment, expectations for technology stocks and other economically sensitive stocks have been reduced beyond what long-term fundamentals and the economic climate would dictate. Furthermore, we expect that the investment environment in which "the rising tide lifts all boats" has expired. Investors will exercise greater scrutiny in differentiating between winners and losers within an industry. Stock selection will be of paramount importance. We think this plays to our advantage. Consequently, we have reason to be optimistic regarding our future relative performance.

Respectfully,

Howard B. Schow
Portfolio Manager

Theo A. Kolokotrones
Portfolio Manager

Joel P. Fried
Assistant Portfolio Manager

PRIMECAP Management Company

January 12, 1996

                         TOTAL INVESTMENT RETURN TABLE

The following table illustrates the results of a single-share investment in VANGUARD/PRIMECAP FUND since inception through December 31, 1995. During the period illustrated, stock prices fluctuated widely; these results should not be considered a representation of the dividend income or capital gain or loss that may be realized from an investment made in the Fund today.

----------------------------------------------------------------------------------------------------------------------------------
PERIOD                                PER SHARE DATA*                                               TOTAL INVESTMENT RETURN**
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            PRIMECAP Fund                  S&P 500
                                                             VALUE WITH INCOME     ------------------------------          -------
Year Ended         NET ASSET   CAPITAL GAINS     INCOME    DIVIDENDS & CAPITAL     Capital     Income       Total            Total
December 31            VALUE   DISTRIBUTIONS  DIVIDENDS       GAINS REINVESTED      Return     Return      Return           Return
----------------------------------------------------------------------------------------------------------------------------------
INITIAL (11/84)      $  6.25              --         --                $  6.25          --         --          --              --
----------------------------------------------------------------------------------------------------------------------------------
1984                    6.56              --         --                   6.56        + 4.9%       0.0%      + 4.9%          + 0.6%
----------------------------------------------------------------------------------------------------------------------------------
1985                    8.89              --       $.01                   8.90        +35.6       +0.2       +35.8           +31.8
----------------------------------------------------------------------------------------------------------------------------------
1986                   10.64            $.18        .14                  10.99        +21.8       +1.7       +23.5           +18.6
----------------------------------------------------------------------------------------------------------------------------------
1987                   10.06             .24        .10                  10.74        - 3.2       +0.9       - 2.3           + 5.1
----------------------------------------------------------------------------------------------------------------------------------
1988                   11.18             .25        .10                  12.32        +13.7       +1.0       +14.7           +16.6
----------------------------------------------------------------------------------------------------------------------------------
1989                   12.82             .61        .16                  14.98        +20.2       +1.4       +21.6           +31.7
----------------------------------------------------------------------------------------------------------------------------------
1990                   12.21             .12        .13                  14.56        - 3.8       +1.0       - 2.8           - 3.1
----------------------------------------------------------------------------------------------------------------------------------
1991                   15.36             .68        .15                  19.39        +31.8       +1.3       +33.1           +30.5
----------------------------------------------------------------------------------------------------------------------------------
1992                   16.19             .41        .12                  21.13        + 8.2       +0.8       + 9.0           + 7.6
----------------------------------------------------------------------------------------------------------------------------------
1993                   18.42             .59        .07                  24.94        +17.6       +0.4       +18.0           +10.1
----------------------------------------------------------------------------------------------------------------------------------
1994                   19.98             .41        .12                  27.79        +10.7       +0.7       +11.4           + 1.3
----------------------------------------------------------------------------------------------------------------------------------
1995                   26.23             .59        .22                  37.64        +34.4       +1.1       +35.5           +37.6
----------------------------------------------------------------------------------------------------------------------------------
LIFETIME                                                                                                    +502.3%         +430.8%
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                                                  +17.4%          +16.1%
----------------------------------------------------------------------------------------------------------------------------------

 * Adjusted for the 4-for-1 stock split, February 23, 1990.
** Includes reinvestment of income dividends and any capital gains distributions for both the Fund and the Index.
Note: No adjustment has been made for income taxes payable by shareholders on reinvested income dividends and capital gains distributions.

                            STATEMENT OF NET ASSETS

                                                            FINANCIAL STATEMENTS
                                                               December 31, 1995

                                                                                Market
                                                                                 Value
                                                           Shares               (000)+
--------------------------------------------------------------------------------------
COMMON STOCKS (89.7%)
--------------------------------------------------------------------------------------
BASIC MATERIALS (3.8%)
--------------------------------------------------------------------------------------
        Engelhard Corp.                                 2,040,000         $     44,370
  (1)   MacDermid, Inc.                                   189,000               11,056
        Monsanto Co.                                       25,000                3,063
        Quaker Chemical Corp.                             140,000                1,785
        Stepan Co.                                        300,000                4,988
        Temple-Inland Inc.                              1,300,000               57,362
                                                                          ------------
             GROUP TOTAL                                                       122,624
                                                                          ------------
--------------------------------------------------------------------------------------
CAPITAL GOODS & CONSTRUCTION (3.5%)
--------------------------------------------------------------------------------------
        Caterpillar, Inc.                                 755,000               44,356
        Donaldson Co., Inc.                               540,000               13,568
   (1)  Granite Construction Co.                          840,000               26,460
        Kennametal, Inc.                                  900,000               28,575
                                                                          ------------
             GROUP TOTAL                                                       112,959
                                                                          ------------
--------------------------------------------------------------------------------------
CONSUMER CYCLICALS (5.5%)
--------------------------------------------------------------------------------------
        Arvin Industries, Inc.                            660,000               10,890
    *   Coherent, Inc.                                    500,000               20,250
    *   Electronic Arts                                 1,073,900               28,056
        Harcourt General, Inc.                            500,000               20,938
        Knight-Ridder, Inc.                               100,000                6,250
        McClatchy Newspapers, Inc.                        390,000                8,921
        Polaroid Corp.                                    720,000               34,110
    *   Price/Costco Inc.                               3,217,000               49,059
                                                                          ------------
             GROUP TOTAL                                                       178,474
                                                                          ------------
--------------------------------------------------------------------------------------
ENERGY (.5%)
--------------------------------------------------------------------------------------
        Panhandle Eastern Corp.                           200,000                5,575
        Schlumberger Ltd.                                 145,000               10,041
                                                                          ------------
             GROUP TOTAL                                                        15,616
                                                                          ------------
--------------------------------------------------------------------------------------
FINANCIAL (10.1%)
--------------------------------------------------------------------------------------
        American International
          Group, Inc.                                     944,616               87,377
   (1)  Avemco Corp.                                      650,000               10,400
        City National Corp.                               621,485                8,701
        General Re Corp.                                  536,765               83,199
        Marsh & McLennan, Inc.                            220,000               19,525
        NationsBank, Inc.                                 100,000                6,962
        State Street Boston Corp.                         660,000               29,700
        Torchmark Corp.`                                  460,000               20,815
        Transatlantic Holdings                            375,000               27,516
        Zurich Reinsurance Centre
          Holdings, Inc.                                1,089,000               33,078
                                                                          ------------
             GROUP TOTAL                                                       327,273
                                                                          ------------
--------------------------------------------------------------------------------------
HEALTH CARE (11.5%)
--------------------------------------------------------------------------------------
        Block Drug Co. Class A                            150,704                5,199
    *   Cordis Corp.                                      525,000               52,631
        Guidant Corp.                                   2,605,316              110,075
  *(1)  Heart Technology, Inc.                            900,000               29,250
        Johnson & Johnson                                 277,800               23,787
        Eli Lilly & Co.                                   862,340               48,507
        Medtronic, Inc.                                   988,444               55,229
    *   Pharmacia & Upjohn, Inc.                        1,200,000               46,500
                                                                          ------------
             GROUP TOTAL                                                       371,178
                                                                          ------------
--------------------------------------------------------------------------------------
TECHNOLOGY (35.6%)
--------------------------------------------------------------------------------------
COMPUTER & COMPUTER RELATED (10.1%)
        Adobe Systems, Inc.                             1,538,000               95,356
    *   Digital Equipment Corp.                         1,200,000               76,950
        Hewlett-Packard Co.                               630,000               52,763
        Reuters Holdings PLC ADR                          762,598               42,134
    *   Stratus Computer, Inc.                            682,000               23,614
    *   Tandem Computers, Inc.                          3,349,100               35,584
ELECTRONIC COMPONENTS & INSTRUMENTS (18.8%)
        AMP, Inc.                                       1,060,000               40,677
    *   Dionex Corp.                                      255,000               14,471
  *(1)  Evans & Sutherland
          Computer Corp.                                  840,000               18,690
        Intel Corp.                                     1,737,000               98,575
    *   LSI Logic Corp.                                   818,700               26,812
        Measurex Corp.                                    540,000               15,255
        Molex, Inc.                                       125,000                3,969
        Molex, Inc. Class A                               125,000                3,813
        Motorola, Inc.                                  1,055,000               60,135
    *   Octel Communications Corp.                      1,100,000               35,475
        Perkin-Elmer Corp.                                820,000               30,955
        Sony Corp. ADR                                    830,000               50,941
    *   Symbol Technologies, Inc.                         920,000               36,340
        Tektronix, Inc.                                 1,335,000               65,582
        Texas Instruments, Inc.                         2,076,000              107,433
OFFICE EQUIPMENT (.8%)
        Xerox Corp.                                       200,000               27,400
TELECOMMUNICATIONS (5.9%)
        L.M. Ericsson
        Telephone Co. ADR                               4,257,500               82,489
        L.M. Ericsson
        Telephone Co. Cvt. Pfd. 4.25%                     620,000                1,666
  *(1)  Plantronics, Inc.                                 804,000               29,044
    *   Tellabs, Inc.                                   1,180,000               43,660
        Vodafone Group PLC ADR                            952,500               33,576
                                                                          ------------
             GROUP TOTAL                                                     1,153,359
                                                                          ------------
--------------------------------------------------------------------------------------

                                                                                Market
                                                                                 Value
                                                           Shares               (000)+
--------------------------------------------------------------------------------------
TRANSPORT & SERVICES (14.6%)
--------------------------------------------------------------------------------------
    *   AMR Corp.                                       1,775,000         $    131,794
        Airborne Freight Corp.                            700,000               18,638
    *   Alaska Air Group, Inc.                            400,000                6,500
        American President Cos., Ltd.                     640,000               14,720
        Delta Air Lines, Inc.                           1,750,000              129,281
    *   Federal Express Corp.                           1,980,000              146,273
        Southwest Airlines Co.                          1,150,000               26,737
                                                                          ------------
             GROUP TOTAL                                                       473,943
                                                                          ------------
--------------------------------------------------------------------------------------
MISCELLANEOUS (4.6%)
--------------------------------------------------------------------------------------
        Manpower Inc.                                   1,000,000               28,125
        Other (3.7%)                                                           119,658
                                                                          ------------
             GROUP TOTAL                                                       147,783
                                                                          ------------
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $1,960,403)                                                        2,903,209
--------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (11.1%)
--------------------------------------------------------------------------------------
                                                             Face
                                                           Amount
                                                            (000)
                                                       ----------
REPURCHASE AGREEMENT
    Collateralized by U.S.
      Government Obligations
      in a Pooled Cash
      Account 5.89%, 1/2/96
      (Cost $358,292)                                    $358,292              358,292
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
    (Cost $2,318,695)                                                        3,261,501
--------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-.8%)
--------------------------------------------------------------------------------------
    Other Assets--Notes C and E                                                 17,433
    Liabilities--Note E                                                        (42,092)
                                                                          ------------
                                                                               (24,659)
--------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------
    Applicable to 123,396,508 outstanding
      $.001 par value shares
      (authorized 150,000,000 shares)                                       $3,236,842
--------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                       $26.23
======================================================================================

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security.
(1) Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company.

--------------------------------------------------------------------------------------
AT DECEMBER 31, 1995,
  NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------
                                                           Amount                  Per
                                                            (000)                Share
                                                       ----------           ----------
    Paid in Capital                                    $2,278,360               $18.46
    Overdistributed Net
      Investment Income                                      (368)                  --
    Accumulated Net Realized Gains                         16,044                  .13
    Unrealized Appreciation of
      Investments--Note D                                 942,806                 7.64
--------------------------------------------------------------------------------------
NET ASSETS                                             $3,236,842               $26.23
--------------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS

                                                                                                    Year Ended
                                                                                             December 31, 1995
                                                                                                         (000)
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  INCOME
     Dividends    . . . . . . . . . . . . . . . . . . . . . . . . . .                                $  19,509
     Interest     . . . . . . . . . . . . . . . . . . . . . . . . . .                                   21,206
--------------------------------------------------------------------------------------------------------------
                 Total Income . . . . . . . . . . . . . . . . . . . .                                   40,715
--------------------------------------------------------------------------------------------------------------
  EXPENSES
     Investment Advisory Fee--Note B  . . . . . . . . . . . . . . . .                                    7,700
     The Vanguard Group--Note C
        Management and Administrative   . . . . . . . . . . . . . . .               $6,383
        Marketing and Distribution  . . . . . . . . . . . . . . . . .                  473               6,856
                                                                                    ------
     Taxes (other than income taxes)  . . . . . . . . . . . . . . . .                                      200
     Custodian Fees   . . . . . . . . . . . . . . . . . . . . . . . .                                       20
     Auditing Fees    . . . . . . . . . . . . . . . . . . . . . . . .                                       12
     Shareholders' Reports  . . . . . . . . . . . . . . . . . . . . .                                      150
     Annual Meeting and Proxy Costs   . . . . . . . . . . . . . . . .                                       54
     Directors' Fees and Expenses   . . . . . . . . . . . . . . . . .                                       10
--------------------------------------------------------------------------------------------------------------
              Total Expenses  . . . . . . . . . . . . . . . . . . . .                                   15,002
--------------------------------------------------------------------------------------------------------------
                 Net Investment Income  . . . . . . . . . . . . . . .                                   25,713
--------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT
  SECURITIES SOLD   . . . . . . . . . . . . . . . . . . . . . . . . .                                   78,807
--------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENT SECURITIES   . . . . . . . . . . . . .                                  625,885
--------------------------------------------------------------------------------------------------------------
                 Net Increase in Net Assets Resulting from Operations                                 $730,405
==============================================================================================================





                    SPECIAL 1995 TAX INFORMATION (UNAUDITED)
                           FOR VANGUARD/PRIMECAP FUND

Corporate shareholders should note that for the fiscal year ended December 31, 1995, 34.4% of the Fund's investment income (i.e., dividend income plus short-term capital gains, if any) qualifies for the intercorporate dividends received deduction.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED                Year Ended
                                                                         DECEMBER 31, 1995         December 31, 1994
                                                                                     (000)                     (000)
--------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
  Net Investment Income . . . . . . . . . . . . . . . . . . . . . . .           $   25,713               $    8,960
  Realized Net Gain . . . . . . . . . . . . . . . . . . . . . . . . .               78,807                   31,811
  Change in Unrealized Appreciation (Depreciation)  . . . . . . . . .              625,885                   77,964
--------------------------------------------------------------------------------------------------------------------
        Net Increase in Net Assets Resulting from Operations  . . . .              730,405                  118,735
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
  Net Investment Income . . . . . . . . . . . . . . . . . . . . . . .              (26,218)                  (8,890)
  Realized Net Gain . . . . . . . . . . . . . . . . . . . . . . . . .              (68,839)                 (28,580)
--------------------------------------------------------------------------------------------------------------------
        Total Distributions . . . . . . . . . . . . . . . . . . . . .              (95,057)                 (37,470)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
  Issued   --Regular  . . . . . . . . . . . . . . . . . . . . . . . .              790,104                  388,913
           --In Lieu of Cash Distributions  . . . . . . . . . . . . .               93,789                   36,964
           --Exchange . . . . . . . . . . . . . . . . . . . . . . . .              583,841                  455,358
  Redeemed --Regular  . . . . . . . . . . . . . . . . . . . . . . . .             (242,498)                 (93,175)
           --Exchange . . . . . . . . . . . . . . . . . . . . . . . .             (177,455)                (106,509)
--------------------------------------------------------------------------------------------------------------------
        Net Increase from Capital Share Transactions  . . . . . . . .            1,047,781                  681,551
--------------------------------------------------------------------------------------------------------------------
        Total Increase  . . . . . . . . . . . . . . . . . . . . . . .            1,683,129                  762,816
--------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year . . . . . . . . . . . . . . . . . . . . . . . . .            1,553,713                  790,897
--------------------------------------------------------------------------------------------------------------------
  End of Year (3) . . . . . . . . . . . . . . . . . . . . . . . . . .           $3,236,842               $1,553,713
====================================================================================================================
  (1)  Distributions Per Share
       Net Investment Income  . . . . . . . . . . . . . . . . . . . .                 $.22                     $.12
       Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . .                 $.59                     $.41
--------------------------------------------------------------------------------------------------------------------
  (2)  Shares Issued and Redeemed
       Issued . . . . . . . . . . . . . . . . . . . . . . . . . . . .               58,906                   43,291
       Issued in Lieu of Cash Distributions . . . . . . . . . . . . .                3,685                    1,885
       Redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . .              (16,973)                 (10,327)
--------------------------------------------------------------------------------------------------------------------
                                                                                    45,618                   34,849
--------------------------------------------------------------------------------------------------------------------
  (3)  Undistributed (Overdistributed) Net Investment Income  . . . .           $     (368)              $      137
--------------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS


                                                                             Year Ended December 31,
                                                               ------------------------------------------------
For a Share Outstanding Throughout Each Year                      1995      1994      1993      1992       1991
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  . . . . . . . . . . .       $19.98    $18.42    $16.19    $15.36    $12.21
INVESTMENT OPERATIONS                                           ------    ------    ------    ------    ------
   Net Investment Income  . . . . . . . . . . . . . . . .          .22       .12       .07       .12       .15
   Net Realized and Unrealized Gain (Loss) on Investments         6.84      1.97      2.82      1.24      3.83
                                                                ------    ------    ------    ------    ------
       TOTAL FROM INVESTMENT OPERATIONS . . . . . . . . .         7.06      2.09      2.89      1.36      3.98
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income . . . . . . . . .         (.22)     (.12)     (.07)     (.12)     (.15)
   Distributions from Realized Capital Gains  . . . . . .         (.59)     (.41)     (.59)     (.41)     (.68)
                                                                ------    ------    ------    ------    ------
       TOTAL DISTRIBUTIONS  . . . . . . . . . . . . . . .         (.81)     (.53)     (.66)     (.53)     (.83)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  . . . . . . . . . . . . . .       $26.23    $19.98    $18.42    $16.19    $15.36
===============================================================================================================
TOTAL RETURN  . . . . . . . . . . . . . . . . . . . . . .      +35.48%   +11.41%   +18.03%    +8.99%   +33.14%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . . . . . . .       $3,237    $1,554      $791      $646      $486
Ratio of Expenses to Average Net Assets . . . . . . . . .         .58%      .64%      .67%      .68%      .68%
Ratio of Net Investment Income to Average Net Assets  . .         .99%      .79%      .44%      .84%     1.09%
Portfolio Turnover Rate . . . . . . . . . . . . . . . . .           7%        8%       16%        7%       24%
---------------------------------------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

Vanguard/PRIMECAP Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of the New York Stock Exchange (generally 4:00 PM) on the valuation date; securities not traded are valued at the mean of the latest quoted bid and asked prices. Securities not listed are valued at the latest quoted bid prices. Temporary cash investments are valued at cost which approximates market value.

2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group of Investment Companies, transfers uninvested cash balances into a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of each repurchase agreement. Provisions of the agreement require that the market value of this collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

B. Under the terms of a contract which expires April 30, 1996, the Fund pays PRIMECAP Management Company an advisory fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 1995, the advisory fee represented an effective annual rate of .30 of 1% of average net assets.

C. The Vanguard Group, Inc. furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At December 31, 1995, the Fund had contributed capital of $381,000 to Vanguard (included in Other Assets), representing 1.9% of Vanguard's capitalization. The Fund's officers and directors are also officers and directors of Vanguard.

D. During the year ended December 31, 1995, the Fund made purchases of $1,016,748,000 and sales of $158,974,000 of investment securities other than U.S. Government securities and temporary cash investments.

At December 31, 1995, net unrealized appreciation for financial reporting and Federal income tax purposes aggregated $942,806,000 of which $975,736,000 related to appreciated securities and $32,930,000 related to depreciated securities.

E. The market value of securities on loan to broker/dealers at December 31, 1995, was $946,000 for which the Fund had received cash collateral of $989,000.


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors
Vanguard/PRIMECAP Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard/PRIMECAP Fund (the "Fund") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP                             Thirty South Seventeenth Street
January 31, 1996                                Philadelphia, Pennsylvania 19103

                             DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman and Chief Executive Officer
Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President of The Brookings Institution; Director of American Express Bank Ltd. and The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, CONTROLLER; Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO                                IAN A. MACKINNON
Senior Vice President                              Senior Vice President
Information Technology                             Fixed Income Group

JEREMY G. DUFFIELD                                 F. WILLIAM MCNABB III
Senior Vice President                              Senior Vice President
Planning & Development                             Institutional

JAMES H. GATELY                                    RALPH K. PACKARD
Senior Vice President                              Senior Vice President
Individual Investor Group                          Chief Financial Officer

                          THE VANGUARD FAMILY OF FUNDS

                           EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
 U.S. Portfolio
Vanguard Convertible
 Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LIFEStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
 Global Equity Portfolio
 Global Asset Allocation Portfolio
 Capital Opportunity Portfolio
 Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
 Growth Portfolio
Vanguard/Trustees' Equity Fund
 International Portfolio

                                  INDEX FUNDS

Vanguard Index Trust
 500 Portfolio
 Total Stock Market Portfolio
 Extended Market Portfolio
 Growth Portfolio
 Value Portfolio
 Small Capitalization Stock Portfolio

Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
 Total Bond Market Portfolio
 Short-Term Bond Portfolio
 Intermediate-Term Bond Portfolio
 Long-Term Bond Portfolio

Vanguard International Equity
 Index Fund
 European Portfolio
 Pacific Portfolio
 Emerging Markets Portfolio

                               FIXED INCOME FUNDS

MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
 U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
 Money Market Portfolio
Vanguard State Tax-Free Funds
 Money Market Portfolios
 (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
 Insured Longer-Term Portfolios
 (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income
 Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund


This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.


                           [THE VANGUARD GROUP LOGO]

                           Vanguard Financial Center
                        Valley Forge, Pennsylvania 19482

                            New Account Information:
                                1 (800) 662-7447

                         Shareholder Account Services:
                                1 (800) 662-2739

                                   Q590-12/95


ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet annihilated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                            VANGUARD PRIMECAP FUND
                                EDGAR APPENDIX


This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile".

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet, gloves and battleships in the background appears at the top of pages one through five.

Line charts illustrating annual total returns between Standard & Poor's Growth Index and Standard & Poor's Value Index for the fiscal years 1990 through 1995.

Line charts illustrating cumulative performance between Vanguard/PRIMECAP Fund Standard & Poor's 500 Index and Average Growth Fund, average Annual Total Returns for the period December 31, 1985, to December 31, 1995 appears at the bottom of page three.

A running head featuring an hour glass, compass and telescope, and battleships in the background appears at the top of page six.

A running head featuring ships wheel, rope and battleships in the background appears at the top of pages seven & eight.

A running head featuring a cannon and battleships in the background appears at the top of page nine.

A running head featuring an open log book, pen and battleships in the background appears at the top of pages ten through fifteen.

A running head featuring a sextant, a map, and battleships in the background appears at the top of page sixteen.

A running head featuring birds flying and ships in the background appears at the top of the inside back cover.